Exhibit 32
CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of VIASPACE Inc., a Nevada corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission (the “10-KSB Report”) that:
(1)	the 10-KSB Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2008	/s/ CARL KUKKONEN Carl Kukkonen
Chief Executive Officer

Date: March 28, 2008	/s/ STEPHEN J. MUZI

Stephen J. Muzi
Chief Financial Officer